UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Colorado Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.64%
Corporate Revenue Bond – 1.29%
Public Authority Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	$2,500,000	$3,122,975
		3,122,975
Education Revenue Bonds – 8.47%
Boulder County Development Revenue (University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	1,011,980
5.00% 9/1/35 (AMBAC)	1,000,000	1,017,710
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project) 5.50% 5/1/36 (SGI)	2,280,000	2,317,346
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (SGI)	1,000,000	1,003,460
(Liberty Common Charter School Project) 5.125% 12/1/33 (SGI)	2,740,000	2,760,824
(Montessori Districts Charter School Projects) 6.125% 7/15/32	5,590,000	5,594,193
(Pinnacle Charter School Project) 5.00% 6/1/33 (SGI)	2,170,000	2,178,485
(Woodrow Wilson Charter School Project) 5.25% 12/1/34 (SGI)	1,960,000	1,997,906
Colorado School Mines Auxiliary Facilities 5.00% 12/1/37 (AMBAC)	425,000	427,533
University of Colorado Enterprise System Revenue Series A 5.00% 6/1/30 (AMBAC)	2,000,000	2,214,040
		20,523,477
Electric Revenue Bonds – 6.55%
Colorado Springs Utilities System Improvement Revenue Series C 5.50% 11/15/48	3,250,000	3,653,780
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,229,706
5.00% 6/1/29	2,355,000	2,695,957
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	2,400,000	2,497,464
Series ZZ 5.25% 7/1/26	3,500,000	3,791,970
		15,868,877
Healthcare Revenue Bonds – 26.84%
Aurora Hospital Revenue (Children's Hospital Association Project)
Series A 5.00% 12/1/40	1,900,000	2,039,080
Series D 5.00% 12/1/23 (AGM)	2,775,000	3,094,125
Colorado Health Facilities Authority Revenue
•(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,511,345
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	1,029,970
Series A 5.00% 7/1/39	1,540,000	1,635,588
Series A 5.00% 2/1/41	2,250,000	2,445,075
Series A 5.25% 2/1/33	1,000,000	1,135,810
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,115,260
Series D 6.25% 10/1/33	2,000,000	2,351,480
(Christian Living Community Project)
6.375% 1/1/41	1,000,000	1,075,400
Series A 5.75% 1/1/37	1,500,000	1,528,290
(Covenant Retirement Communities) Series A 5.50% 12/1/33 (RADIAN)	5,000,000	5,092,899
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,043,940
5.00% 12/1/42	2,500,000	2,582,475
Series A 5.25% 6/1/34	2,750,000	2,800,353
(National Jewish Health Project) 5.00% 1/1/27	550,000	577,093
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,032,350
(Sisters Leavenworth)
Series A 5.00% 1/1/40	1,000,000	1,073,960
Series B 5.25% 1/1/25	2,500,000	2,870,700
(Total Long-Term Care) Series A
6.00% 11/15/30	2,365,000	2,625,316
6.25% 11/15/40	750,000	826,200
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,479,761
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,060,550
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,799,925
Delta County Memorial Hospital District Enterprise Revenue 5.35% 9/1/17	4,000,000	4,101,479
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,666,825
Series A 4.75% 12/1/36	1,500,000	1,502,715
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities
Financing Authority Auxilio Mutuo Series A 6.00% 7/1/33	2,120,000	2,372,492
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	2,690,000	2,771,077
6.00% 11/15/29	2,460,000	2,829,984
		65,071,517

Housing Revenue Bonds – 2.76%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage) Series C3 6.15% 10/1/41	1,590,000	1,592,480
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	1,195,000	1,240,482
(Single Family Program) Series AA
4.50% 5/1/23 (FHLMC)	720,000	803,930
4.50% 11/1/23 (FHLMC)	740,000	826,262
Puerto Rico Housing Finance Authority Subordinate (Capital Fund Modernization) 5.125% 12/1/27	2,040,000	2,229,618
		6,692,772
Lease Revenue Bonds – 3.87%
Aurora Certificates of Participation Refunding Series A 5.00% 12/1/30	2,370,000	2,643,261
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,243,680
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	2,500,000	2,758,975
Regional Transportation District Certificates of Participation Series A 5.375% 6/1/31	1,540,000	1,733,670
		9,379,586
Local General Obligation Bonds – 13.71%
Arapahoe County Water & Wastewater Public Improvement District Series A 5.125% 12/1/32 (NATL-RE)	2,555,000	2,581,546
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,827,071
(Justice System Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,150,672
Denver City & County School Refunding District #1 4.00% 12/1/28	2,500,000	2,706,400
Denver International Business Center Metropolitan District #1 5.00% 12/1/30	350,000	362,625
Denver West Metropolitan District 5.00% 12/1/33 (RADIAN)	1,400,000	1,412,474
Douglas County School District #1 (Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,469,185
Garfield County School District #2 5.00% 12/1/25 (AGM)	2,280,000	2,614,750
Grand County School District #2 (East Grand) 5.25% 12/1/25 (AGM)	2,485,000	2,836,454
Gunnison Watershed School District #1J Series 2009 5.25% 12/1/33	1,400,000	1,606,584
Ignacio School District #11JT
5.00% 12/1/28	1,420,000	1,674,464
5.00% 12/1/31	835,000	969,535
Jefferson County School District #1 5.25% 12/15/24	2,500,000	3,263,425
@North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	1,269,885
District #2 5.50% 12/15/37	1,200,000	1,135,524
Rangely Hospital District 6.00% 11/1/26	2,250,000	2,563,740
Sand Creek Metropolitan District Refunding & Improvement 5.00% 12/1/31 (SGI)	500,000	502,330
Weld County School District #4 5.00% 12/1/19 (AGM)	1,085,000	1,282,557
		33,229,221
§Pre-Refunded Bonds – 7.72%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28-18	2,500,000	3,266,975
Colorado Health Facilities Authority Revenue
(Adventist Health) 5.125% 11/15/24-16	75,000	89,983
(Evangelical Lutheran) Series A 6.125% 6/1/38-14	5,250,000	5,846,137
Douglas County School District #1 (Douglas & Elbert Counties) Series B 5.00% 12/15/24-16	2,355,000	2,806,736
El Paso County Certificates of Participation (Detention Facilities Project) Series B
5.00% 12/1/27-12 (AMBAC)	1,500,000	1,535,715
Fremont County School District #1 (Canon City) 5.00% 12/1/24-13 (NATL-RE)	1,000,000	1,070,990
Garfield Pitkin & Eagle Counties School District #1 (Roaring Fork) Series A 5.00% 12/15/27-14 (AGM)	1,500,000	1,674,930
La Plata County School District #9 (Durango) 5.125% 11/1/24-13 (NATL-RE)	1,000,000	1,068,970
Puerto Rico Commonwealth Public Improvement Series A 5.25% 7/1/21-13	1,250,000	1,317,638
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series I 5.25% 7/1/33-14	25,000	27,472
		18,705,546
Special Tax Revenue Bonds – 15.78%
Aspen Sales Tax Revenue (Parks & Open Spaces) Series B 5.25% 11/1/23 (AGM)	2,040,000	2,313,686
@Baptist Road Rural Transportation Authority Sales & Use Tax Revenue 5.00% 12/1/26	1,575,000	1,175,958
Denver City & County Justice System Facilities 5.00% 8/1/21	1,500,000	1,740,510
Denver Convention Center Hotel Authority Revenue 5.00% 12/1/35 (SGI)	3,495,000	3,562,768
Denver International Business Center Metropolitan District #1 5.375% 12/1/35	1,750,000	1,810,305
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	1,250,000	1,356,325
5.25% 1/1/36	1,675,000	1,863,521
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	986,946
5.35% 12/1/31	720,000	743,753
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate
Series A 5.25% 8/1/27	1,100,000	1,235,487
Series A 5.50% 8/1/42	1,500,000	1,611,840
Series A 5.75% 8/1/37	2,620,000	2,910,846
Series A-1 5.00% 8/1/43	1,770,000	1,845,898
Series C 5.00% 8/1/40	2,500,000	2,671,325
Series C 5.00% 8/1/46	5,500,000	5,858,325
Series C 5.50% 8/1/40	1,000,000	1,082,200
Ω(Convertible Capital Appreciation Bonds) Series A 6.75% 8/1/32	1,345,000	1,381,974
Regional Transportation District Sales Tax Revenue (FasTracks Project)
Series A 5.00% 11/1/28 (AMBAC)	2,500,000	2,854,725
Series A 5.25% 11/1/18	1,000,000	1,249,040
		38,255,432

State & Territory General Obligation Bonds – 3.85%
Puerto Rico Commonwealth Public Improvement
Series A 5.00% 7/1/41	2,500,000	2,508,750
Series A 5.50% 7/1/19 (NATL-RE) (IBC)	1,220,000	1,381,272
Series A 5.75% 7/1/41	3,850,000	4,135,593
Series E 5.375% 7/1/30	1,250,000	1,316,000
		9,341,615
Transportation Revenue Bonds – 7.21%
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE) (FGIC)	2,000,000	2,273,660
Series A 5.25% 11/15/36	2,500,000	2,796,175
Series B 5.00% 11/15/33 (SGI)	2,000,000	2,094,860
E-470 Public Highway Authority Series C
5.25% 9/1/25	690,000	739,535
5.375% 9/1/26	2,000,000	2,144,980
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K 5.00% 7/1/30	4,700,000	4,745,872
Regional Transportation District Revenue (Denver Transit Partners) 6.00% 1/15/41	2,400,000	2,688,432
		17,483,514
Water & Sewer Revenue Bonds – 0.59%
Eagle River Water & Sanitation District Enterprise Revenue 5.00% 12/1/29 (ASSURED GTY)	250,000	289,263
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (AGM)	1,000,000	1,133,370
		1,422,633
Total Municipal Bonds (cost $222,020,591)		239,097,165

Total Value of Securities – 98.64%
(cost $222,020,591)		239,097,165
Receivables and Other Assets Net of Liabilities – 1.36%		3,304,300
Net Assets Applicable to 20,986,478 Shares Outstanding – 100.00%		$242,401,465

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $3,581,367, which represented 1.48% of the Fund's net assets. See Note 3 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation collateral
HUD – Housing and Urban Development Section 8
IBC – Insured Bond Certificate
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Short-term debt securities are valued using the evaluated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2008 – August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$222,035,401
Aggregate unrealized appreciation	$17,739,105
Aggregate unrealized depreciation	(677,341)
Net unrealized appreciation	$17,061,764

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $2,812,702 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $507,309 expires in 2012, $57,695 expires in 2013, $2,203,520 expires in 2014 and $44,178 expires in 2016.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$239,097,165

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Colorado. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 23.26% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: